Exhibit 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the accompanying Form 10-QSB of Teknowledge Corporation for the quarter ended June 30, 2002, I, Dennis A. Bugbee, the Principal Financial Officer of Teknowledge Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that:

1)	such Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

2)	the information contained in such Form 10-QSB for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Teknowledge Corporation.

Date:	August 14, 2002	By:/s/ Dennis A. Bugbee
Dennis A. Bugbee
Vice President Finance,
Chief Financial Officer